J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 25, 2011

to the Summary Prospectuses dated February 28, 2011, as supplemented

Effective immediately, the portfolio manager information for the Fund in the section titled “Portfolio Management” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Austin Forey	2005	Managing Director
Gregory A. Mattiko	2005	Executive Director
Richard Titherington	2009	Managing Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-SPRO-EME-311